Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is dated as of January 1, 2025, and is made and entered into by and between Grayscale Operating, LLC, a Delaware limited liability company (“GSO”), and Grayscale Investments Sponsors, LLC, a Delaware limited liability company (“GSIS”, and together with GSO, the “Parties”).

WHEREAS, the Parties and certain affiliates of the Parties have undergone an internal reorganization (the “Reorganization”);

WHEREAS, in connection with the Reorganization and pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 27, 2024, by and among Grayscale Investments, LLC, a Delaware limited liability company (“GSI”), GSO, and New Grayscale Investments, LLC, a Delaware limited liability company, GSO has (i) become a party to, or otherwise has assumed, each of the contracts listed on Exhibit A attached hereto (collectively, the “Contracts”), each of the custodian and prime broker agreements listed on Exhibit B attached hereto (collectively, the “Prime Broker Agreements”) and each of the marketing agent agreements listed on Exhibit C attached hereto (collectively, the “Marketing Agent Agreements”) and (ii) succeeded to GSI as the sponsor or manager, as applicable, under each of the governing instruments listed on Exhibit D attached hereto (the “Governing Instruments”);

WHEREAS, in connection with the Reorganization, GSO desires to assign to GSIS, and GSIS desires to assume, all right, title, interest, benefits, privileges, causes of action and remedies of GSO in, to and under the Contracts;

WHEREAS, in connection with the Reorganization and pursuant to the terms of that certain Assignment Agreement, dated as of December 20, 2024, by and among GSI, GSO, GSIS and Coinbase, Inc. (“Coinbase”), on behalf of itself and as agent for Coinbase Custody Trust Company, LLC (“Coinbase Custody”), and, as applicable, Coinbase Credit, Inc. (“Coinbase Credit” and, together with Coinbase and Coinbase Custody, the “Coinbase Entities”), GSO has assigned, transferred and conveyed to GSIS all of GSO’s right, title and interest in, to, and under each of the Prime Broker Agreements;

WHEREAS, in connection with the Reorganization and pursuant to the terms of that certain Assignment and Assumption Agreement, dated as of December 20, 2024, by and among GSI, GSO, GSIS and Foreside Fund Services, LLC, GSO has assigned, transferred and conveyed to GSIS all of GSO’s rights, duties and obligations under each of the Marketing Agent Agreements; and

WHEREAS, in connection with the Reorganization and substantially concurrently with the effectiveness of this Agreement, GSIS has been admitted as an additional sponsor or manager, as applicable, under each of the Governing Instruments.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.
Assignment and Assumption. GSO hereby grants, conveys, transfers, assigns, contributes and delivers to GSIS, as of the date hereof, all right, title, interest, benefits, privileges, causes of action and remedies of GSO now or hereafter existing, in, to and under the Contracts. GSIS hereby accepts all right, title, interest, benefits, privileges, causes of action and remedies of GSO now or hereafter existing in, to and under the Contracts, and agrees to assume, pay, perform and discharge, as and when due, all of the liabilities and obligations of GSO under the Contracts.
2.
No Expansion. No provision of this Agreement shall be deemed to expand the rights or remedies of third parties against GSIS as compared to the rights or remedies such parties would have had against GSO had the transactions contemplated hereby not taken place.
3.
Further Assurances. Each party hereto agrees, upon the reasonable request of the other party hereto (and at such other party’s expense), to make, execute and deliver any and all documents or instruments of any kind or character, and to perform all such other actions, that may be reasonably necessary or proper to effectuate, confirm, perform or carry out the terms or provisions of this Agreement.
4.
Amendment. This Agreement may not be amended or terminated except by a written instrument duly signed by each of the parties hereto.
5.
Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.
6.
Effective Time. This Agreement shall be effective as of 9:05 A.M., Eastern Time, on January 1, 2025.
7.
Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state to the extent such principles or rules would require or permit the application of laws of another jurisdiction.
8.
Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Any counterpart signature page delivered by pdf or facsimile transmission shall be deemed to be and have the same force and effect as an originally executed signature page.
9.
Entire Agreement. All prior negotiations and agreements by and between the Parties with respect to the subject matter hereof are superseded by this Agreement, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed or caused this Agreement to be executed by their respective officers thereunto duly authorized, each with the intent to be legally bound, as of the date first written above.

GRAYSCALE OPERATING, LLC
By:	/s/ Craig Salm
Name: Craig Salm
Title: Chief Legal Officer

GRAYSCALE INVESTMENTS SPONSORS, LLC By: GRAYSCALE OPERATING, LLC, the sole member of Grayscale Investments Sponsors, LLC
By:	/s/ Craig Salm
Name: Craig Salm
Title: Chief Legal Officer

[Signature Page to Assignment and Assumption Agreement]

Exhibit A – Contracts

Authorized Participant / Liquidity Provider Agreements

1.
Master Participant Agreement, by and between Grayscale Securities, LLC and Grayscale Investments, LLC, as sponsor of each trust listed on Schedule I thereto, dated as of October 3, 2022.
2.
Authorized Participant Agreement, by and among Grayscale Investments, LLC, as sponsor of each trust listed on Schedule V thereto, ABN AMRO Clearing USA LLC and The Bank of New York Mellon, dated as of May 20, 2024.
3.
Authorized Participant Agreement, by and among Grayscale Investments, LLC, as sponsor of each trust listed on Schedule V thereto, Goldman Sachs & Co. LLC and The Bank of New York Mellon, dated as of July 19, 2024.
4.
Authorized Participant Agreement, by and among Grayscale Investments, LLC, as sponsor of each trust listed on Schedule V thereto, Jane Street Capital, LLC and The Bank of New York Mellon, dated as of May 29, 2024.
5.
Authorized Participant Agreement, by and among Grayscale Investments, LLC, as sponsor of each trust listed on Schedule V thereto, Macquarie Capital (USA) Inc. and The Bank of New York Mellon, dated as of May 20, 2024.
6.
Authorized Participant Agreement, by and among Grayscale Investments, LLC, as sponsor of each trust listed on Schedule V thereto, Virtu Americas LLC and The Bank of New York Mellon, dated as of May 22, 2024.
7.
[***]
8.
Liquidity Provider Agreement, by and among Cumberland DRW LLC, Grayscale Bitcoin Trust, each other trust listed on Schedule I thereto and Grayscale Investments, LLC, dated as of May 23, 2024.
9.
Liquidity Provider Agreement, by and between Cumberland DRW LLC and Grayscale Investments, LLC, in connection with creations for each trust listed on Schedule I thereto, dated as of May 29, 2024.
10.
Liquidity Provider Agreement, by and between Cumberland DRW LLC and Grayscale Investments, LLC, in connection with redemptions for each trust listed on Schedule I thereto, dated as of May 29, 2024.
11.
[***]
12.
Liquidity Provider Agreement, by and between Flow Traders B.V. and Grayscale Investments, LLC, as sponsor of each trust listed on Schedule I thereto, dated as of June 3, 2024.
13.
Liquidity Provider Agreement, by and among Flow Traders B.V., Grayscale Securities, LLC and Grayscale Investments, LLC, as sponsor of each trust listed on Schedule I thereto, dated as of June 3, 2024.
14.
[***]

15.
Liquidity Provider Agreement, by and among Flowdesk, Grayscale Securities, LLC and Grayscale Investments, LLC, dated as of March 28, 2024.
16.
Liquidity Provider Agreement, by and between Flowdesk and Grayscale Investments, LLC, as sponsor of each trust listed on Schedule I thereto, dated as of June 12, 2024.
17.
Liquidity Provider Agreement, by and between Grayscale Investments, LLC, as sponsor of each trust listed on Schedule I thereto, and Galaxy Digital Trading Cayman LLC, dated as of October 29, 2024.
18.
Amended and Restated Liquidity Provider Agreement, by and among JSCT, LLC, Grayscale Securities, LLC and Grayscale Investments, LLC, as sponsor of each trust listed on Schedule I thereto, dated as of May 30, 2024.
19.
Liquidity Provider Agreement, by and between JSCT, LLC and Grayscale Investments, LLC, as sponsor of each trust listed on Schedule I thereto, dated as of May 31, 2024.
20.
[***]
21.
Liquidity Provider Agreement, by and between Virtu Financial Singapore Pte. Ltd. and Grayscale Investments, LLC, as sponsor of each trust listed on Schedule I thereto, dated as of May 22, 2024.
22.
Liquidity Provider Agreement, by and among Virtu Financial Singapore Pte. Ltd., Grayscale Securities, LLC and Grayscale Investments, LLC, as sponsor of each trust listed on Schedule I thereto and as liquidity engager, dated as of May 22, 2024.
23.
[***]

Distribution and Marketing Agreement

1.
Master Distribution and Marketing Agreement, by and between Grayscale Investments, LLC and Grayscale Securities, LLC, dated as of October 3, 2022.

Index License Agreement

1.
Master Index License Agreement, by and between CoinDesk Indices, Inc., and Grayscale Investments, LLC, as sponsor or manager of the investment funds listed on Exhibit A thereto, dated as of January 31, 2022, as amended by Amendment No. 1 to the Master License Agreement, dated as of June 20, 2023, Amendment No. 2, dated as of May 10, 2024, Amendment No. 3, dated as of June 28, 2024, and Amendment No. 4, dated as of August 20, 2024.
2.
Master Services Agreement, by and between Coin Metrics Inc. and Grayscale Investments, LLC, dated as of August 4, 2020.

Fund Administration Agreements / Transfer Agency Agreements

1.
Transfer Agency and Service Agreement, by and between The Bank of New York Mellon and Grayscale Bitcoin Trust ETF (f/k/a Grayscale Bitcoin Trust (BTC)), dated as of November 16, 2023.
2.
Fund Administration and Accounting Agreement, by and between The Bank of New York Mellon and Grayscale Bitcoin Trust ETF (f/k/a Grayscale Bitcoin Trust (BTC)), dated as of July 9, 2021.

3.
Transfer Agency and Service Agreement, by and between The Bank of New York Mellon and Grayscale Bitcoin Mini Trust ETF (f/k/a Grayscale Bitcoin Mini Trust (BTC)), dated as of April 17, 2024.
4.
Fund Administration and Accounting Agreement, by and between The Bank of New York Mellon and Grayscale Bitcoin Mini Trust ETF (f/k/a Grayscale Bitcoin Mini Trust (BTC)), dated as of April 17, 2024.
5.
Transfer Agency and Service Agreement, by and between The Bank of New York Mellon and Grayscale Ethereum Mini Trust ETF (f/k/a Grayscale Ethereum Mini Trust (ETH)), dated as of May 22, 2024.
6.
Fund Administration and Accounting Agreement, by and between The Bank of New York Mellon and Grayscale Ethereum Mini Trust ETF (f/k/a Grayscale Ethereum Mini Trust (ETH)), dated as of May 22, 2024.
7.
Transfer Agency and Service Agreement, by and between The Bank of New York Mellon and Grayscale Ethereum Trust ETF (f/k/a Grayscale Ethereum Trust (ETH)), dated as of May 8, 2024.
8.
Fund Administration and Accounting Agreement, by and between The Bank of New York Mellon and Grayscale Ethereum Trust ETF (f/k/a Grayscale Ethereum Trust (ETH)), dated as of February 26, 2024.
9.
Continental Stock Transfer & Trust Company Co-Transfer Agency Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Bitcoin Trust ETF (f/k/a Grayscale Bitcoin Trust (BTC)), and Continental Stock Transfer & Trust Company, dated as of November 16, 2023.
10.
Continental Stock Transfer & Trust Company Co-Transfer Agency Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Bitcoin Mini Trust ETF (f/k/a Grayscale Bitcoin Mini Trust (BTC)), and Continental Stock Transfer & Trust Company, dated as of April 29, 2024.
11.
Continental Stock Transfer & Trust Company Co-Transfer Agency Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Ethereum Mini Trust ETF (f/k/a Grayscale Ethereum Mini Trust (ETH)), and Continental Stock Transfer & Trust Company, dated as of June 14, 2024.
12.
Continental Stock Transfer & Trust Company Co-Transfer Agency Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Ethereum Trust ETF (f/k/a Grayscale Ethereum Trust (ETH)), and Continental Stock Transfer & Trust Company, dated as of May 22, 2024.
13.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Aave Trust (AAVE), and Continental Stock Transfer & Trust Company, dated as of September 10, 2024.
14.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Avalanche Trust (AVAX), and Continental Stock Transfer & Trust Company, dated as of July 29, 2024.
15.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Basic Attention Token Trust (BAT), and Continental Stock Transfer & Trust Company, dated as of February 1, 2021.

16.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Bitcoin Cash Trust (BCH) (f/k/a Grayscale Bitcoin Cash Investment Trust), and Continental Stock Transfer & Trust Company, dated as of February 22, 2018.
17.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Bittensor Trust (TAO), and Continental Stock Transfer & Trust Company, dated as of May 15, 2024.
18.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Chainlink Trust (LINK), and Continental Stock Transfer & Trust Company, dated as of February 1, 2021.
19.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Decentraland Trust (MANA), and Continental Stock Transfer & Trust Company, dated as of February 1, 2021.
20.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Decentralized AI Fund LLC, and Continental Stock Transfer & Trust Company, dated as of June 21, 2024.
21.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Decentralized Finance (DeFi) Fund LLC, and Continental Stock Transfer & Trust Company, dated as of July 2, 2021.
22.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Digital Large Cap Fund LLC, and Continental Stock Transfer & Trust Company, dated as of March 3, 2018.
23.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Ethereum Classic Trust (ETC) (f/k/a Ethereum Classic Investment Trust), and Continental Stock Transfer & Trust Company, dated as of April 20, 2017.
24.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Filecoin Trust (FIL), and Continental Stock Transfer & Trust Company, dated as of October 15, 2020.
25.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Horizen Trust (ZEN) (f/k/a Zen Investment Trust), and Continental Stock Transfer & Trust Company, dated as of July 11, 2018.
26.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Litecoin Trust (LTC) (f/k/a Litecoin Investment Trust), and Continental Stock Transfer & Trust Company, dated as of February 22, 2018.
27.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Livepeer Trust (LPT), and Continental Stock Transfer & Trust Company, dated as of February 1, 2021.
28.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Lido DAO Trust (LDO), and Continental Stock Transfer & Trust Company, dated as of October 17, 2024.

29.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale MakerDao Trust (MKR), and Continental Stock Transfer & Trust Company, dated as of July 8, 2024.
30.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Near Trust (NEAR), and Continental Stock Transfer & Trust Company, dated as of May 15, 2024.
31.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Optimism Trust (OP), and Continental Stock Transfer & Trust Company, dated as of November 11, 2024.
32.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Smart Contract Platform Ex Ethereum (ETH) Fund LLC, and Continental Stock Transfer & Trust Company, dated as of February 22, 2022.
33.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Solana Trust (SOL), and Continental Stock Transfer & Trust Company, dated as of November 10, 2021.
34.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Stacks Trust (STX), and Continental Stock Transfer & Trust Company, dated as of May 15, 2024.
35.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Stellar Lumens Trust (XLM) (f/k/a Stellar Lumens Investment Trust), and Continental Stock Transfer & Trust Company, dated as of December 5, 2018.
36.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Sui Trust (SUI), and Continental Stock Transfer & Trust Company, dated as of June 20, 2024.
37.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale XRP Trust, and Continental Stock Transfer & Trust Company, dated as of August 19, 2024.
38.
Transfer Agency and Registrar Services Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Zcash Trust (ZEC) (f/k/a Zcash Investment Trust), and Continental Stock Transfer & Trust Company, dated as of October 23, 2017.
39.
[***]

Cash Custody Agreements

1.
Custody Agreement, by and between The Bank of New York Mellon and Grayscale Bitcoin Trust ETF (f/k/a Grayscale Bitcoin Trust (BTC)), dated as of October 24, 2023.
2.
Custody Agreement, by and between The Bank of New York Mellon and Grayscale Bitcoin Mini Trust ETF (f/k/a Grayscale Bitcoin Mini Trust (BTC)), dated as of April 25, 2024.
3.
Custody Agreement, by and between The Bank of New York Mellon and Grayscale Ethereum Mini Trust ETF (f/k/a Grayscale Ethereum Mini Trust (ETH)), dated as of May 13, 2024.
4.
Custody Agreement, by and between The Bank of New York Mellon and Grayscale Ethereum Trust ETF (f/k/a Grayscale Ethereum Trust (ETH)), dated as of May 31, 2024.

Exhibit B – Marketing Agent Agreements

1.
Marketing Agent Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Bitcoin Trust ETF (f/k/a Grayscale Bitcoin Trust (BTC)), and Foreside Fund Services, LLC, dated as of August 18, 2022, as amended by the First Amendment to the Marketing Agent Agreement, dated as of January 15, 2024.
2.
Marketing Agent Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Bitcoin Mini Trust ETF (f/k/a Grayscale Bitcoin Mini Trust (BTC)), and Foreside Fund Services, LLC, dated as of May 14, 2024.
3.
Marketing Agent Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Ethereum Trust ETF (f/k/a Grayscale Ethereum Trust (ETH)), and Foreside Fund Services, LLC, dated as of May 14, 2024.
4.
Marketing Agent Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Ethereum Mini Trust ETF (f/k/a Grayscale Ethereum Mini Trust (ETH)), and Foreside Fund Services, LLC, dated as of May 23, 2024.

Exhibit C – Custodian and Prime Broker Agreements

1.
Coinbase Prime Broker Agreement, by and among Grayscale Investments, LLC and the Coinbase Entities, dated as of December 23, 2022.
2.
Coinbase Prime Broker Agreement, by and among Grayscale Investments, LLC, Grayscale Bitcoin Trust (BTC) and the Coinbase Entities, dated as of December 29, 2023.
3.
Coinbase Prime Broker Agreement, by and among Grayscale Investments, LLC, Grayscale Bitcoin Mini Trust (BTC) and the Coinbase Entities, dated as of May 2, 2024.
4.
Coinbase Prime Broker Agreement, by and among Grayscale Investments, LLC, Grayscale Ethereum Mini Trust (ETH) and the Coinbase Entities, dated as of May 23, 2024.
5.
Coinbase Prime Broker Agreement, by and among Grayscale Investments, LLC, Grayscale Ethereum Trust (ETH) and the Coinbase Entities, dated as of June 29, 2022.
6.
Amended and Restated Master Coinbase Custody Trust Company Custodial Services Agreement, by and among Grayscale Investments, LLC, each of the Grayscale Investment Funds listed in Schedule C thereto and Coinbase Custody Trust Company, LLC, dated as of June 29, 2022, as amended by Amendment No. 1, dated as of May 10, 2024, Amendment No. 2, dated as of June 20, 2024, Amendment No. 3, dated as of July 12, 2024, and Amendment No. 4, dated as of August 21, 2024.

Exhibit D – Governing Instruments

1.
Seventh Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Bitcoin Trust ETF (f/k/a Grayscale Bitcoin Trust (BTC)), by and among Delaware Trust Company (formerly known as CSC Trust Company of Delaware), the Shareholders from time to time thereunder and Grayscale Investments, LLC, dated as of March 15, 2024, as amended by Amendment No. 1 to the Seventh Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 15, 2024, Amendment No. 2. to the Seventh Amended and Restated Declaration of Trust and Trust Agreement, dated as of May 7, 2024, and as amended by Amendment No. 3 to the Seventh Amended and Restated Declaration of Trust and Trust Agreement, dated as of November 4, 2024.
2.
Second Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Ethereum Trust ETF (f/k/a Grayscale Ethereum Trust (ETH)), by and among Grayscale Investments, LLC, CSC Delaware Trust Company (formerly known as Delaware Trust Company) and the Shareholders from time to time thereunder, dated as of June 12, 2024, as amended by Amendment No. 1 to the Second Amended and Restated Declaration of Trust and Trust Agreement, dated as of November 4, 2024.
3.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Bitcoin Mini Trust ETF (f/k/a Grayscale Bitcoin Mini Trust (BTC)), by and among Grayscale Investments, LLC, CSC Delaware Trust Company (formerly known as Delaware Trust Company) and the Shareholders from time to time thereunder, dated as of July 23, 2024, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of November 4, 2024.
4.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Ethereum Mini Trust ETF (f/k/a Grayscale Ethereum Mini Trust (ETH)), by and among Grayscale Investments, LLC, CSC Delaware Trust Company (formerly known as Delaware Trust Company) and the Shareholders from time to time thereunder, dated as of July 17, 2024, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of July 18, 2024, and as amended by Amendment No. 2 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of November 4, 2024.
5.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Aave Trust (AAVE), by and among Grayscale Investments, LLC, CSC Delaware Trust Company and the Shareholders from time to time thereunder, dated as of September 11, 2024.
6.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Avalanche Trust (AVAX), by and among Grayscale Investments, LLC, CSC Delaware Trust Company and the Shareholders from time to time thereunder, dated as of August 2, 2024.
7.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Bitcoin Cash Trust (BCH), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of March 1, 2018, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of January 11, 2019, Amendment No. 2 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of September 21, 2021, and as amended by Amendment No. 3 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.
8.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Basic Attention Token Trust (BAT), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of December 18, 2020, as amended by Amendment

No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.
9.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Bittensor Trust (TAO), by and among Grayscale Investments, LLC, CSC Delaware Trust Company and the Shareholders from time to time thereunder, dated as of May 10, 2024.
10.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Chainlink Trust (LINK), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of December 18, 2020, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.
11.
Second Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Ethereum Classic Trust (ETC), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of February 28, 2018, as amended by Amendment No. 1 to the Second Amended and Restated Declaration of Trust and Trust Agreement, dated as of January 11, 2019, Amendment No. 2 to the Second Amended and Restated Declaration of Trust and Trust Agreement, dated as of September 21, 2021, Amendment No. 3 to the Second Amended and Restated Declaration of Trust and Trust Agreement, dated as of April 1, 2022, and as amended by Amendment No. 4 to the Second Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.
12.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Filecoin Trust (FIL), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of October 15, 2020, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.
13.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Horizen Trust (ZEN), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of August 6, 2018, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of January 11, 2019, Amendment No. 2 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of June 28, 2022, and as amended by Amendment No. 3 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.
14.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Lido DAO Trust (LDO), by and among Grayscale Investments, LLC, CSC Delaware Trust Company and the Shareholders from time to time thereunder, dated as of October 10, 2024.
15.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Litecoin Trust (LTC), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of March 1, 2018, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of January 11, 2019, Amendment No. 2 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of September 21, 2021, and as amended by Amendment No. 3 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.
16.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Livepeer Trust (LPT), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of December 18, 2020, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.

17.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Decentraland Trust (MANA), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of December 18, 2020, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.
18.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale MakerDao Trust (MKR), by and among Grayscale Investments, LLC, CSC Delaware Trust Company and the Shareholders from time to time thereunder, dated as of July 12, 2024.
19.
Second Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Near Trust (NEAR), by and among Grayscale Investments, LLC, CSC Delaware Trust Company and the Shareholders from time to time thereunder, dated as of May 15, 2024.
20.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Optimism Trust (OP), by and among Grayscale Investments, LLC, CSC Delaware Trust Company and the Shareholders from time to time thereunder, dated as of October 30, 2024.
21.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Solana Trust (SOL), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of November 9, 2021, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of November 23, 2021, and as amended by Amendment No. 2 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.
22.
Second Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Stacks Trust (STX), by and among Grayscale Investments, LLC, CSC Delaware Trust Company and the Shareholders from time to time thereunder, dated as of May 15, 2024.
23.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Stellar Lumens Trust (XLM), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of December 4, 2018, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of January 11, 2019, Amendment No. 2 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of June 28, 2022, and as amended by Amendment No. 3 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.
24.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Sui Trust (SUI), by and among Grayscale Investments, LLC, CSC Delaware Trust Company and the Shareholders from time to time thereunder, dated as of June 24, 2024.
25.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale XRP Trust, by and among Grayscale Investments, LLC, CSC Delaware Trust Company and the Shareholders from time to time thereunder, dated as of August 14, 2024.
26.
Amended and Restated Declaration of Trust and Trust Agreement of Grayscale Zcash Trust (ZEC), by and among Grayscale Investments, LLC, Delaware Trust Company and the Shareholders from time to time thereunder, dated as of July 3, 2018, as amended by Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of January 11, 2019, Amendment No. 2 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of June 28, 2022, and as amended by Amendment No. 3 to the Amended and Restated Declaration of Trust and Trust Agreement, dated as of March 22, 2024.

27.
Second Amended and Restated Limited Liability Company Agreement of Grayscale Digital Large Cap Fund LLC, dated as of March 7, 2018, as amended by Amendment No. 1 to the Second Amended and Restated Limited Liability Company Agreement, dated as of January 1, 2020, Amendment No. 2 to the Second Amended and Restated Limited Liability Company Agreement, dated as of July 30, 2021, and as amended by Amendment No. 3 to the Second Amended and Restated Limited Liability Company Agreement, dated as of March 22, 2024.
28.
Amended and Restated Limited Liability Company Agreement of Grayscale Decentralized AI Fund LLC, dated as of June 13, 2024.
29.
Amended and Restated Limited Liability Company Agreement of Grayscale Decentralized Finance (DeFi) Fund LLC, dated as of June 30, 2021, as amended by Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement, dated as of March 22, 2024.
30.
Amended and Restated Limited Liability Company Agreement of Grayscale Smart Contract Platform Ex Ethereum (ETH) Fund LLC, dated as of March 3, 2022, as amended by Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement, dated as of March 22, 2024.